UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): January 10, 2018

Ensco plc

(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Chesterfield Gardens

London, England W1J 5BQ

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +44 (0) 20 7659 4660

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01              Other Events.

Notes Offering

On January 10, 2018, Ensco plc (the “Company”) issued a press release announcing the commencement of an underwritten offering of senior unsecured notes due 2026.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This current report is not an offer to sell or the solicitation of an offer to buy any securities issued in connection with the notes offering, nor shall there be any sale of the securities issued in such offering in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  Such securities are being offered only by means of a prospectus, including a prospectus supplement relating to such securities, meeting the requirements of Section 10 of the U.S. Securities Act of 1933.

Tender Offers

On January 10, 2018, the Company issued a press release announcing the commencement of offers to purchase for cash (collectively, the “Tender Offers” and, each offer to purchase a series of Notes (as defined below) individually, a “Tender Offer”) up to $492,500,000 aggregate purchase price (exclusive of accrued interest) of (i) the outstanding 8.50% Senior Notes due 2019 issued by Pride International, Inc., a wholly owned subsidiary of Ensco (“Pride”) (the “2019 Notes”), (ii) the outstanding 6.875% Senior Notes due 2020 issued by Pride (the “2020 Notes”) and (iii) the outstanding 4.70% Senior Notes due 2021 (the “2021 Notes”; the 2021 Notes, collectively with the 2019 Notes and 2020 Notes, the “Notes” and each series, a “series of Notes”).  No more than $235,000,000 aggregate purchase price (exclusive of accrued interest) of the 2020 Notes and the 2021 Notes will be purchased in the Tender Offers.  The terms and conditions of the Tender Offers are described in an Offer to Purchase dated January 10, 2018.  A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

This current report is neither an offer to purchase nor a solicitation of an offer to sell any Notes in the Tender Offers.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number

99.1	Press Release dated January 10, 2018, issued by Ensco plc

99.2	Press Release dated January 10, 2018, issued by Ensco plc

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

Date: January 10, 2018
	By:	/s/ Tommy E. Darby
Tommy E. Darby
Controller